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                                                                 Exhibit 10.1(b)

       LIST OF CONTENTS OF EXHIBITS AND SCHEDULES TO THE CREDIT AGREEMENT

                                    EXHIBITS

Exhibit A     Form of Note
Exhibit B-1   Form of Notice of Borrowing
Exhibit B-2   Form of Notice of Conversion/Continuation
Exhibit C     Form of Compliance Certificate
Exhibit D     Form of Assignment and Acceptance

                                    SCHEDULES

Schedule 1.1  Commitments
Schedule 4.8  Environmental Health and Safety Laws
Schedule 4.9  ERISA
Schedule 4.19 Subsidiaries
Schedule 7.9  Indebtedness
Schedule 7.10 Liens